UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): March 18, 2005

                          STRONGHOLD TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

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         Nevada                     333-54822                  22-3762832
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     (State or Other               (Commission               (IRS Employer
     Jurisdiction of               File Number)           Identification No.)
Incorporation or Organization)
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                     106 Allen Road, Basking Ridge, NJ 07920
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (908) 903-1195

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

      To obtain funding for its ongoing operations, Stronghold Technologies, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") on June 18, 2004 for the sale of (i) $3,000,000 in callable secured convertible notes (the "Notes") and (ii) stock purchase warrants (the "Warrants") to buy 3,000,0000 shares of our common stock.

      The following closings have occurred pursuant to the Agreement:

            o on June 18, 2004, the Investors purchased $1,500,000 in Notes and received Warrants to purchase 1,500,000 shares of our common stock;

            o on July 27, 2004, the Investors purchased $500,000 in Notes and received Warrants to purchase 500,000 shares of our common stock;

            o on October 22, 2004, the Investors purchased $350,000 in Notes and received Warrants to purchase 350,000 shares of our common stock; and

            o On March 18, 2005, the Investors purchase $650,000 in Notes and received Warrants to purchase 650,000 shares of our common stock.

      The Notes bear interest at 12%, mature two years from the date of issuance, and are convertible into our common stock, at the Investors' option, at a conversion price, which was amended on March 4, 2005, equal to the lower of
(i) $0.70 or (ii) 25% of the average of the three lowest intraday trading prices for our common stock during the 20 trading days before, but not including, the conversion date. As of March 23, 2005, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.083 and, therefore, the conversion price for the secured convertible notes was $.021. Based on this conversion price, the $3,000,000 Notes, excluding interest, were convertible into 142,857,143 shares of our common stock.

      We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.57 per share. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property as well as registration rights.

      The Warrants are exercisable until five years from the date of issuance at a purchase price of $0.57 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

      The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The sale of the Notes described in Item 1.01 was completed on June 18, 2004 with respect to $1,500,000 of the Notes, July 27, 2004 with respect to $500,000 of the Notes, on October 22, 2005 with respect to $350,000 of the Notes and on March 18, 2005 with respect to $650,000 of the Notes. As of the date hereof, the Company is obligated on $3,000,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

Item 3.02 Unregistered Sales of Equity Securities

The Notes and Warrants described in Item 1.01 were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

Exhibit No.                Description

4.1 Securities Purchase Agreement dated June 18, 2004 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.2 Callable Secured Convertible Note in the name of New Millennium Capital Partners II, LLC dated June 18, 2004 (1)

4.3 Callable Secured Convertible Note in the name of AJW Qualified Partners, LLC dated June 18, 2004 (1)

4.4 Callable Secured Convertible Note in the name of AJW Offshore, Ltd. dated June 18, 2004 (1)

4.5 Callable Secured Convertible Note in the name of AJW Partners, LLC dated June 18, 2004 (1)

4.6 Stock Purchase Warrant in the name of New Millennium Capital Partners II, LLC dated June 18, 2004 (1)

4.7 Stock Purchase Warrant in the name of AJW Qualified Partners, LLC dated June 18, 2004 (1)

4.8 Stock Purchase Warrant in the name of AJW Offshore, Ltd. dated June 18, 2004 (1)

4.9 Stock Purchase Warrant in the name of AJW Partners, LLC dated June 18, 2004 (1)

4.10 Registration Rights Agreement dated June 18, 2004 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.11 Security Agreement dated June 18, 2004 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.12 Intellectual Property Security Agreement dated June 18, 2004 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (1)

4.13 Callable Secured Convertible Note in the name of New Millennium Capital Partners II, LLC dated July 27, 2004

4.14 Callable Secured Convertible Note in the name of AJW Qualified Partners, LLC dated July 27, 2004

4.15 Callable Secured Convertible Note in the name of AJW Offshore, Ltd. dated July 27, 2004

4.16 Callable Secured Convertible Note in the name of AJW Partners, LLC dated July 27, 2004

4.17 Stock Purchase Warrant in the name of New Millennium Capital Partners II, LLC dated July 27, 2004

4.18 Stock Purchase Warrant in the name of AJW Qualified Partners, LLC dated July 27, 2004

4.19              Stock Purchase Warrant in the name of AJW Offshore, Ltd. dated
                  July 27, 2004

4.20              Stock Purchase Warrant in the name of AJW Partners, LLC dated
                  July 27, 2004

4.21 Callable Secured Convertible Note in the name of New Millennium Capital Partners II, LLC dated October 22, 2004

4.22 Callable Secured Convertible Note in the name of AJW Qualified Partners, LLC dated October 22, 2004

4.23 Callable Secured Convertible Note in the name of AJW Offshore, Ltd. dated October 22, 2004

4.24 Callable Secured Convertible Note in the name of AJW Partners, LLC dated October 22, 2004

4.25 Stock Purchase Warrant in the name of New Millennium Capital Partners II, LLC dated October 22, 2004

4.26 Stock Purchase Warrant in the name of AJW Qualified Partners, LLC dated October 22, 2004

4.27 Stock Purchase Warrant in the name of AJW Offshore, Ltd. dated October 22, 2004

4.28 Stock Purchase Warrant in the name of AJW Partners, LLC dated October 22, 2004

4.29 Callable Secured Convertible Note in the name of New Millennium Capital Partners II, LLC dated March 18, 2005

4.30 Callable Secured Convertible Note in the name of AJW Qualified Partners, LLC dated March 18, 2005

4.31 Callable Secured Convertible Note in the name of AJW Offshore, Ltd. dated March 18, 2005

4.32 Callable Secured Convertible Note in the name of AJW Partners, LLC dated October 22, 2004

4.33 Stock Purchase Warrant in the name of New Millennium Capital Partners II, LLC dated March 18, 2005

4.34 Stock Purchase Warrant in the name of AJW Qualified Partners, LLC dated March 18, 2005

4.35              Stock Purchase Warrant in the name of AJW Offshore, Ltd. dated
                  March 18, 2005

4.36              Stock Purchase Warrant in the name of AJW Partners, LLC dated
                  March 18, 2005

4.37 Amendment No. 2 to the Securities Purchase Agreement dated March 4, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

4.38 Letter Agreement dated March 4, 2005 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

4.39 Amendment No. 1 to the Securities Purchase Agreement dated October 22, 2004 by and among the Company and New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC

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(1)   Incorporated by reference to the exhibits to Registrants Form 8-K Current
      Report filed June 28, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STRONGHOLD TECHNOLOGIES, INC.


Date: March 24, 2005                        By:/s/Christopher Carey
                                               --------------------
                                            Name: Christopher Carey
                                            Title: CEO